SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 3, 2004

MINORPLANET SYSTEMS USA, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-26140	51-0352879

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1155 Kas Drive, Suite 100, Richardson, Texas 75081
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 301-2000

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.
Item 7. Financial Statements and Exhibits
SIGNATURES
Press Release
Determination Letter dated May 3, 2004
Restated Determination Letter dated May 6, 2004
Letter from Panel dated April 20, 2004
Letter from Panel dated May 10, 2004

Item 5. Other Events and Required FD Disclosure.

     Nasdaq Delisting Proceedings.

     On February 2, 2004, Minorplanet Systems USA, Inc (“Minorplanet” or the “Company”) received a letter from the NASDAQ Listing Qualifications Staff indicating that, as a result of Minorplanet’s Chapter 11 bankruptcy filing, and in accordance with the Staff’s authority under NASDAQ Marketplace Rules 4330(a)(1) and 4300, Minorplanet’s securities would be delisted from the NASDAQ Stock Market at the opening of business on February 11, 2004, unless Minorplanet requested a hearing in accordance with the Marketplace Rule 4800 Series. Minorplanet requested and attended a hearing on March 11, 2004 before the NASDAQ Listing Qualifications Panel to appeal the Staff’s decision.

     On April 20, 2004, Minorplanet received a letter from the Panel, notifying Minorplanet that it no longer satisfies the minimum bid requirement set forth in NASDAQ Marketplace Rule 4310(c)(4) and that the Panel would consider this additional noncompliance in rendering its decision regarding Minorplanet’s continued listing on the NASDAQ Stock Market. The Panel also requested an additional submission to address the compliance with the minimum bid requirement. Although there can be no assurances, Minorplanet currently believes that upon confirmation of the Plan, it will be able to regain compliance with the minimum bid requirement. A copy of the April 20, 2004 Nasdaq letter is attached hereto as Exhibit 99.4.

     On May 3, 2004, Minorplanet received a written determination notice from the Panel indicating that Minorplanet’s securities would remain conditionally listed on The NASDAQ SmallCap market subject to the following exceptions:

•	on or before May 28, 2004, Minorplanet must submit documentation to NASDAQ evidencing that a hearing before the Bankruptcy Court for the approval of the Company’s Disclosure Statement was held; and

•	on or before June 30, 2004, Minorplanet must submit documentation to NASDAQ evidencing confirmation of Minorplanet’s plan of reorganization by the Bankruptcy Court and compliance with all requirements for continued listing on the NASDAQ SmallCap Market upon emergence from bankruptcy except for those deficiencies for which Minorplanet has been granted a “grace period” within which to regain compliance.

On May 6, 2004, the Panel issued a written determination which restated its May 3, 2004 determination with minor modifications. Copies of the May 3, 2004 determination letter and the May 6, 2004 determination letter are attached hereto as Exhibits 99.2 and 99.3 respectively. A copy of a press release issued May 5, 2004 announcing the Nasdaq determination letter is attached hereto as Exhibit 99.1.

     Pursuant to NASDAQ Marketplace Rule 4310(c)(8)(D), the Panel also granted the company a 180-day grace period to achieve compliance with the $1.00 minimum bid price requirement. The Panel further indicated that, effective on the opening of business on May 5, 2004, the trading symbol for Minorplanet’s securities will be changed from MNPLQ to MNPQC to indicate the conditional listing on the NASDAQ SmallCap Market. As per the Panel, the fourth character “Q” will remain appended to Minorplanet’s trading symbol pending Minorplanet’s emergence from bankruptcy, and the fifth character “C” will be removed from Minorplanet’s trading symbol upon confirmation of Minorplanet’s compliance with the terms of the exceptions and all other criteria for continued listing. The hearing on this Disclosure Statement is currently scheduled to be heard on May 24, 2004 at 1:30 p.m. Accordingly, Minorplanet believes it can comply with the Panel’s May 28, 2004 requirement for obtaining approval of the Disclosure Statement. Minorplanet intends to set the hearing on confirmation of the Plan before June 30, 2004 in order to achieve compliance with the Panel’s requirement to obtain confirmation on or before June 30, 2004.

     On May 10, 2004, Minorplanet received written notice from the Panel indicating that Minorplanet no longer complied with the $1 million minimum market value of publicly held shares requirement set forth in NASDAQ Marketplace Rule 4310(c)(7) and that the Panel would consider this additional noncompliance in rendering its decision regarding Minorplanet’s continued listing on the NASDAQ Stock Market. For purposes of calculation of the $1 million minimum market value, stock held by directors, officers and 10% or more holders of the Company’s securities are not included. The Panel noted that NASDAQ Marketplace Rule 4310(c)(8)(B) provided Minorplanet with 90 days to regain compliance. However, the Panel requested an additional submission to address the compliance with the minimum bid requirement. Although there can be no assurances, Minorplanet currently believes that upon confirmation of the Plan, it will be able to regain compliance with the minimum market value requirement. A copy of the May 10, 2004 Nasdaq letter is attached hereto as Exhibit 99.5.

     In the event Minorplanet cannot achieve compliance with the Panel’s exceptions, and Minorplanet’s securities are delisted from the NASDAQ SmallCap Market, such securities will not be immediately eligible to trade on the OTC Bulletin Board since Minorplanet is the subject of bankruptcy proceedings. Although the New Common Stock would not immediately eligible for quotation on the OTC Bulletin Board following a delisting, such stock may become eligible if a market maker makes application to register in and quote such stock in accordance with Securities and Exchange Commission Rule 15c2-11, and such application is cleared.

Item 7. Financial Statements and Exhibits

(c) Exhibits. The following exhibits are filed with this document:

Exhibit No.	Description
99.1	Press Release, dated May 5, 2004, announcing the Panel’s determination to permit the Company’s securities to remain conditionally listed on The Nasdaq SmallCap market subject to the several exceptions.

99.2	Determination Letter dated May 3, 2004 from the Panel indicating that the Company’s securities may remain conditionally listed on The Nasdaq SmallCap market subject to the several exceptions.

99.3	Restated Determination Letter dated May 6, 2004 from the Panel indicating that the Company’s securities may remain conditionally listed on The Nasdaq SmallCap market subject to the several exceptions.

99.4	Letter from Panel dated April 20, 2004 indicating that the Company no longer satisfied the minimum bid requirement under Marketplace Rule 4310(c)(4).

99.5	Letter from Panel dated May 10, 2004 indicating that the Company no longer satisfied the $1 million minimum market value of publicly held securities requirement under Marketplace Rule 4310(c)(7).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINORPLANET SYSTEMS USA, INC.
/s/ J. Raymond Bilbao
J. Raymond Bilbao
Senior Vice President, General Counsel & Secretary

Date: May 18, 2004

Exhibit No.	Description
99.1	Press Release, dated May 5, 2004, announcing the Panel’s determination to permit the Company’s securities to remain conditionally listed on The Nasdaq SmallCap market subject to the several exceptions.

99.2	Determination Letter dated May 3, 2004 from the Panel indicating that the Company’s securities may remain conditionally listed on The Nasdaq SmallCap market subject to the several exceptions.

99.3	Restatement of May 3, 2004 Determination Letter dated May 6, 2004 from the Panel indicating that the Company’s securities may remain conditionally listed on The Nasdaq SmallCap market subject to the several exceptions.

99.4	Letter from Panel dated April 20, 2004 indicating that the Company no longer satisfied the minimum bid requirement under Marketplace Rule 4310(c)(4).

99.5	Letter from Panel dated May 10, 2004 indicating that the Company no longer satisfied the $1 million minimum market value of publicly held securities requirement under Marketplace Rule 4310(c)(7).